FIFTH AMENDMENT AND MODIFICATION TO
                           LOAN AND SECURITY AGREEMENT



                                 by and between




                           MELLON BANK, N.A., as Agent


                                       AND


         RCM TECHNOLOGIES, INC. and ALL OF ITS SUBSIDIARIES, as Borrower



                        Dated: As of September _18, 2000







                    Prepared by: Peter W. Leibundgut, Esquire
                       Blank Rome Comisky & McCauley, LLP
                               a Pennsylvania LLP
                         210 Lake Drive East, Suite 200
                          Cherry Hill, New Jersey 08002


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                                        FIFTH AMENDMENT AND MODIFICATION TO
                                            LOAN AND SECURITY AGREEMENT


This  FIFTH  AMENDMENT  AND   MODIFICATION   TO  LOAN  AND  SECURITY   AGREEMENT
("Amendment") is dated as of September _18_, 2000, by and between RCM TECHNOLOGIES, INC. ("RCM"), and ALL OF ITS SUBSIDIARIES (collectively referred to as "Borrower") and MELLON BANK, N.A., a national banking association, in its capacity as agent ("Agent") and MELLON BANK, N.A. ("Mellon"), MELLON BANK CANADA, SUNTRUST BANK ATLANTA, FIRST UNION NATIONAL BANK (as successor by assignment from ALLFIRST BANK (f/k/a THE FIRST NATIONAL BANK OF MARYLAND)), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and FLEET NATIONAL BANK, in their capacity as lenders (collectively referred to as "Lender").


                                   BACKGROUND
A. Pursuant to the terms of a certain Loan and Security Agreement dated August 19, 1998, between Borrower and Lender as same has been amended ("Loan Agreement"), Lender made available to Borrower a revolving line of credit in the aggregate amount of $75,000,000.00 (the "Revolving Credit").
B. The Revolving Credit is evidenced by certain Revolving Credit Notes dated August 19, 1998, from Borrower to Lender in the aggregate amount of $75,000,000.00 ("Revolving Credit Notes").

C. Borrower has requested that Lender modify certain covenants contained in the Loan Agreement, and Lender has agreed to modify those certain covenants subject to the terms and conditions of this Amendment.

All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Loan Agreement. The following amendments and modifications shall be made to the Loan Agreement and shall be effective upon execution hereof:


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a. Certain  definitions  contained in Section 1.1 of the Loan Agreement shall be amended as follows:

(1) Applicable LIBOR Rate Margin shall be deleted in its entirety and replaced as follows:

Applicable LIBOR Rate Margin - the borrower shall pay interest on the amounts borrowed under the Revolving Credit in accordance with the ratio of Borrowers Total Funded Debt to EBITDA as set forth in the following matrix:




        Total Funded Debt to EBITDA               Revolving Credit
                                                  LIBOR Rate plus:

         >=2.5x - 3.25x                              LIBOR plus 200 bp
         >=2.0x - 2.50x                              LIBOR plus 162.5 bp
         >=1.5x - 2.0x                               LIBOR plus 150 bp
         < 1.5x                                      LIBOR plus 125 bp

(2) EBITDA - The sum of Net Income before interest, taxes, depreciation, amortization, Net Restructuring Charges (as defined below), and other non-cash charges approved by Majority Lenders which approval will not be unreasonably withheld.

(3) Interest Coverage shall be deleted in its entirety and replaced as follows:

           Interest Coverage - EBITDA divided by interest expense.

(4) Minimum Net Worth shall be deleted in its entirety and replaced as follows:

Minimum Net Worth - RCM's consolidated Net Worth shall be $118,392,000 as of June 30, 2000 plus seventy-five (75%) percent of Quarterly Net Income thereafter with no credit for losses; provided, however, prior to December 31, 2000, RCM may take a one time restructuring charge of up to $40,000,000.00 and RCM shall be given credit for the net effect of such restructuring charge ("Net Restructuring Charges").

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(5) Revolving Credit Maturity Date shall be deleted in its entirety and replaced as follows:

Revolving Credit Maturity Date - August 19, 2002

b. Fees. Section 2.5 of the Loan Agreement shall be amended as follows:

The Unused Line Fee pricing grid shall be replaced in its entirety as follows:

   Total Funded Debt to EBITDA                 Unused Total Line Fee

   >=2.50x - 3.25x                             35.0 bp
   >=2.00x - 2.50x                             30.0 bp
   >=1.50x - 2.00x                             25.0 bp
   < 1.50x                                     20.0 bp.

c. Section 6.9(b) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

b. Total Funded Debt to EBITDA shall not exceed 3.25x beginning the date hereof and until the 12/30/00 quarterly test, beginning with the 03/31/01 quarterly test and for all quarterly tests thereafter Total Funded Debt to EBITDA shall not exceed 3.00x;

d. Section 6.9(c) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

(c) Interest Coverage shall be maintained at a minimum of 3.75x;

e. Section 8.3(c) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

(c) Intentionally Deleted; and.

f. Schedule A of the Loan Agreement shall be superceded by the Schedule A attached hereto.




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2. Affirmation of Collateral.  Borrower  covenants,  confirms and agrees that as security for the repayment of the Obligations, Lender has, or is hereby granted and shall therefore have and continue to have, a continuing first priority lien on and security interest in all of the Collateral, all whether now existing or hereafter acquired, created or arising and all proceeds thereof, except to the extent otherwise provided in the Loan Agreement. Borrower acknowledges and agrees that nothing herein contained in any way impairs Lender's existing rights or priority in the Collateral.

3. Representations and Warranties. Borrower warrants and represents to Lender that:

a. Prior Representations. By execution of this Amendment, Borrower reconfirms that all warranties and representations made to Lender under the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, all of which shall be deemed continuing until all of the Obligations to Lender are paid and satisfied in full.

b. Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers and (ii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.

c. Valid, Binding and Enforceable. This Amendment and any other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles.


d. Costs. Upon execution hereof, Borrower shall pay all costs (including attorneys' fees of Lender) attendant to this Amendment.

4. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Borrower acknowledges and agrees that it has no defenses, setoffs, counterclaims or deductions of any nature with respect to its obligations to Lender. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. The Loan Agreement and this Amendment shall be construed as integrated and complementary of each other, and augmenting and not restricting Lender's powers, rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

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5. Effectiveness Conditions. This Amendment shall become effective upon the full execution of this Amendment and the following:

a. Payment of the Agent's legal fees attendant to this Amendment;

b. Payment to Agent, fees as stipulated in that letter agreement dated August 17, 2000 between Agent and Borrower;

c. Any other documents reasonably required by Agent or Lenders.

     6. Governing Law. This Amendment and all instruments, documents and agreements and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania.

     7. Severability. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of the remaining provisions.

     8. Modification. This Amendment may not be modified, amended or terminated except by an agreement in writing executed by the parties hereto.











                                       [INTENTIONALLY LEFT PARTIALLY BLANK]


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     IN WITNESS  WHEREOF,  the undersigned  parties have executed this Agreement the day and year first above written.

BORROWER:                                   RCM TECHNOLOGIES, INC.


                                            By:/S/Stanton Remer________________

                                            Name: _____________________________

                                            Title:______________________________


                                            CATARACT, INC.


                                            By:/S/Stanton Remer________________
                                            Name: _____________________________

                                            Title: _____________________________


                                            RCM TECHNOLOGIES (USA), INC.


                                            By:By:/S/Stanton Remer_____________

                                            Name: _____________________________

                                            Title: _____________________________


                                            PROGRAMMING ALTERNATIVES OF
                                            MINNESOTA, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: _____________________________



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                                            NORTHERN TECHNICAL SERVICES, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            GLOBAL TECHNOLOGY SOLUTIONS, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            SOFTWARE ANALYSIS & MANAGEMENT, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            PROCON, INC.


                                            By:/S/Stanton Remer________________

                                            Name: _____________________________

                                            Title: ____________________________




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                                            RCMT DELAWARE, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            RCMT NOVA SCOTIA COMPANY


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            RCMT CANADA COMPANY


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            MU-SIGMA ENGINEERING CONSULTANTS CO.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________





                                                         8
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                                          CONSTELLATION INTEGRATION SERVICES CO.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            THE FULCRUM GROUP, INC.

                                            By:/S/Stanton Remer________________

                                            Name: _____________________________

                                            Title: ____________________________



                                        BUSINESS SUPPORT GROUP OF MICHIGAN, INC.

                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                         SOLUTIONS THROUGH DATA-PROCESSING, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ___________________________



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                                            PINNACLE CONSULTING, INC.

                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            APPLICATION SOLUTIONS CORPORATION


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            DISCOVERY CONSULTING SOLUTIONS, INC.

                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            MANAGEMENT SYSTEMS INTEGRATORS, INC.


                                            By:/S/Stanton Remer_________________

                                            Name: _____________________________

                                            Title: ____________________________







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AGENT:                                      MELLON BANK, N.A., as Agent


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________



LENDERS:                                    MELLON BANK, N.A., as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            MELLON BANK CANADA, as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________

                                            SUNTRUST BANK, as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________




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                                 FIRST UNION NATIONAL BANK (as successor by
                                 assignment from ALLFIRST BANK (f/k/a The First National Bank of Maryland)), as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________





                                            BANK OF AMERICA N. A., as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________



                                            FLEET NATIONAL BANK, as Lender


                                            By:________________________________

                                            Name: _____________________________

                                            Title: ____________________________


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